SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2006 (April 3, 2006)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Relating to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On April 3, 2006, the Audit Committee of the Board of Directors of Atlantic American Corporation (the “Company”) determined not to renew its engagement of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm (“auditors”), and appointed BDO Seidman LLP (“BDO”) as the Company’s auditors for the fiscal year ending December 31, 2006, subject to their completing their client acceptance procedures.

D&T’s reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2005 and 2004 and through the date hereof, there were no disagreements between the Company and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the matter in its reports. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

We have requested D&T to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of D&T’s letter, dated April 3, 2006 is filed as Exhibit 16.1 to this Form 8-K.

In deciding to select BDO as its auditors, the Audit Committee reviewed auditor independence issues and existing commercial relationships with BDO and concluded that BDO has no commercial relationship with the Company that would impair its independence. During the Company’s two most recent fiscal years ended December 31, 2005 and 2004 and through the date hereof, the Company did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits.
The following exhibit is filed with this Current Report:
		Exhibit No.	Exhibit Description
		16.1	Letter dated April 3, 2006 to the Securities and Exchange Commission from Deloitte & Touche LLP.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ Hilton H. Howell, Jr.
Hilton H. Howell, Jr. President and Chief Executive Officer

                          Date:   April 3, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter dated April 3, 2006 to the Securities and Exchange Commission from Deloitte & Touche LLP.